Exhibit 99.1

                            Joint Filer Information


Date of Event Requiring
  Statement:                        March 9, 2005

Issuer Name and Ticker or
  Trading Symbol:                   Celanese Corporation (CE)

Designated Filer:                   Blackstone Management Associates (Cayman)
                                    IV L.P.

Other Joint Filers:                 Blackstone Capital Partners (Cayman) IV
                                    L.P., Blackstone Family Investment
                                    Partnership (Cayman) IV-A L.P., Blackstone
                                    Capital Partners (Cayman) IV-A L.P.,
                                    Blackstone Chemical Coinvest Partners
                                    (Cayman) L.P.


Addresses:                          The principal business address of each of
                                    the Joint Filers above is c/o The Blackstone
                                    Group, 345 Park Avenue, New York, New York
                                    10154


Signatures:

                                    Blackstone Capital Partners (Cayman) IV L.P.

                                    By:    Blackstone Management Associates
                                           (Cayman) IV L.P., its general partner

                                           By:   Blackstone LR Associates
                                                 (Cayman) IV Ltd.,
                                                 its general partner

                                           By:   /s/ Robert L. Friedman
                                                 -------------------------
                                                 Name: Robert L. Friedman
                                                 Title: Director


                                    Blackstone Family Investment Partnership
                                    (Cayman) IV-A L.P.

                                    By:    Blackstone Management Associates
                                           (Cayman) IV L.P., its general partner

                                           By:   Blackstone LR Associates
                                                 (Cayman) IV Ltd.,
                                                 its general partner

                                           By:   /s/ Robert L. Friedman
                                                 -------------------------
                                                 Name: Robert L. Friedman
                                                 Title: Director

                                    Blackstone Capital Partners (Cayman)
                                    IV-A L.P.

                                    By:    Blackstone Management Associates
                                           (Cayman) IV L.P., its general partner

                                           By:    Blackstone LR Associates
                                                  (Cayman) IV Ltd.,
                                                  its general partner

                                           By:   /s/ Robert L. Friedman
                                                 -------------------------
                                                 Name: Robert L. Friedman
                                                 Title: Director


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                                    Blackstone Chemical Coinvest Partners
                                    (Cayman) L.P.

                                    By:    Blackstone Management Associates
                                           (Cayman) IV L.P., its general partner

                                           By:    Blackstone LR Associates
                                                  (Cayman) IV Ltd.,
                                                  its general partner

                                           By:   /s/ Robert L. Friedman
                                                 -------------------------
                                                 Name: Robert L. Friedman
                                                 Title: Director